UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 31, 2007

                                  VAXGEN, INC.
             (Exact name of Registrant as Specified in its Charter)


    DELAWARE                         0-26483                   94-3236309
(State or other              (Commission File Number)       (I.R.S. Employer
jurisdiction of                                              incorporation or
organization)                                             Identification Number)

        349 OYSTER POINT BOULEVARD, SOUTH SAN FRANCISCO, CALIFORNIA 94080
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (650) 624-1000


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                -----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.02.  Termination of a Material Definitive Agreement.

      On June 5, 2007, VaxGen, Inc. (the "Company") and the Chemo-Sero Therapeutic Research Institute ("Kaketsuken") of Japan entered into a termination agreement, effective as of May 31, 2007 (the "Termination Agreement"), which terminated by mutual consent their partnership agreement to co-develop a next-generation, attenuated smallpox vaccine, LC16m8 (the "LC16m8 Vaccine"). The Company and Kaketsuken had entered into the partnership agreement on December 1, 2003, and later amended and restated it on October 10, 2005 (the "LC16m8 Agreement"). Pursuant to the terms of the partnership agreement, Kaketsuken licensed to the Company exclusive commercial rights to use, develop and sell the LC16m8 Vaccine in the United States. In addition, the Company had a right of first refusal to exclusively develop and commercialize with Kaketsuken the LC16m8 Vaccine in any territory other than in the United States, Europe and Asia. The Company entered into the Termination Agreement due to a lack of funding commitment from the United States government and the Company's decision to discontinue its biodefense activities.

      Under the terms of the Termination Agreement, the Company will transfer to Kaketsuken or its designee all reports, data and materials and all intellectual property rights that relate to conducting non-clinical development of the LC16m8 Vaccine in the United States. In return, Kaketsuken has released the Company from its ongoing product development obligations.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VaxGen, Inc.
                                     (Registrant)


Dated: June 11, 2007           By:   /s/ Matthew J. Pfeffer
                                     ----------------------------------
                                     Matthew J. Pfeffer
                                     Senior Vice President, Finance and
                                     Administration and Chief Financial Officer